CERTIFICATION


I, John M. Grab, Jr., Vice President and Chief Financial Officer of Sentinel Pennsylvania Tax-Free Trust (the "Company"), certify that:

1.   I have reviewed this Semi-Annual Report on Form N-SAR of the Company;

2. Based on my knowledge, this Semi-Annual Report on Form N-SAR does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Semi-Annual Report on Form N-SAR;

3. Based on my knowledge, the financial information included in this Semi-Annual Report on Form N-SAR, and the financial statements on which such financial information is based, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this Semi-Annual Report on Form N-SAR;

4. The Company's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and have:

                     (a) designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to us by others within the company, particularly during the period in which this Semi-Annual Report on Form N-SAR is being prepared;

                     (b) evaluated the effectiveness of the Company's disclosure controls and procedures as of a date within 90 days prior to the filing date of this Semi-Annual Report on Form N-SAR (the "Evaluation Date"); and

                     (c) presented in this Semi-Annual Report on Form N-SAR our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5 The Company's other certifying officer and I have disclosed, based on our most recent evaluation, to the Company's auditors and the Audit Committee of the Company's Board of Directors:

                     (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and have identified for the Company's auditors any material weaknesses in internal controls; and

                     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and

6. The Company's other certifying officer and I have indicated in this Semi-Annual Report on Form N-SAR whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:               ,
     --------------- ------

                                               By:
                                                  ---------------------------
                                                      John M. Grab, Jr.

                                  CERTIFICATION


I, Joseph M. Rob, Chairman of the Board and President of Sentinel Pennsylvania Tax-Trust (the "Company"), certify that:

1.   I have reviewed this Semi-Annual Report on Form N-SAR of the Company;

2. Based on my knowledge, this Semi-Annual Report on Form N-SAR does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Semi-Annual Report on Form N-SAR;

3. Based on my knowledge, the financial information included in this Semi-Annual Report on Form N-SAR, and the financial statements on which such financial information is based, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this Semi-Annual Report on Form N-SAR;

4. The Company's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and have:

                     (a) designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to us by others within the company, particularly during the period in which this Semi-Annual Report on Form N-SAR is being prepared;

                     (b) evaluated the effectiveness of the Company's disclosure controls and procedures as of a date within 90 days prior to the filing date of this Semi-Annual Report on Form N-SAR (the "Evaluation Date"); and

                     (c) presented in this Semi-Annual Report on Form N-SAR our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The Company's other certifying officer and I have disclosed, based on our most recent evaluation, to the Company's auditors and the Audit Committee of the Company's Board of Directors:

                     (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and have identified for the Company's auditors any material weaknesses in internal controls; and

                     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and

6. The Company's other certifying officer and I have indicated in this Semi-Annual Report on Form N-SAR whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:               ,
     --------------- -----

                                               By:
                                                  --------------------------
                                                       Joseph M. Rob